Scudder State Tax Free Trust

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-225-5163


                                                                October 28, 1996


To the Shareholders:


     A Special Meeting of Shareholders of Scudder State Tax Free Trust (the "Trust"), consisting of Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund (each a "Fund," collectively the "Funds"), is to be held at 11:45 a.m., eastern time, on Tuesday, December 10, 1996, at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, MA 02110. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Special Meeting the shareholders of each Fund will elect Trustees of the Trust, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Funds' independent accountants, consider the approval of amendments to the Trust's Amended and Restated Declaration of Trust and consider the approval of the amendment and/or addition of certain fundamental investment policies. The shareholders of Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund will consider approving new Investment Management Agreements between each Fund and Scudder, Stevens & Clark, Inc. In addition, the shareholders present will hear a report on the Funds. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that the shareholders vote in favor of the foregoing matters.

                                                                Respectfully,
                                                                /s/David S. Lee
                                                                David S. Lee
                                                                President


--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              SCUDDER STATE TAX FREE TRUST

                       Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder State Tax Free Trust:

Please take notice that a Special Meeting of Shareholders of Scudder State Tax Free Trust, consisting of Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund (each a "Fund," collectively the "Funds"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, MA 02110 on Tuesday, December 10, 1996, at 11:45 a.m., eastern time, for the following purposes:

(1) To elect nine Trustees to hold office until their respective successors shall have been duly elected and qualified;

(2) To ratify or reject the action taken by the Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the Funds;

(3) To approve or disapprove the amendment of the Trust's Amended and Restated Declaration of Trust to provide for the establishment of separate classes of shares and to allow the Trustees to fix the minimum account size;

(4)  To  approve  or  disapprove  the  amendment   and/or  addition  of  certain
fundamental policies;

(5) For Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund only: To approve or disapprove new Investment Management Agreements between each Fund and Scudder, Stevens & Clark, Inc.

And for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Funds at the close of business on October 14, 1996 are entitled to vote at the meeting and at any adjournments thereof.

                                                       By Order of the Trustees,
                                                  THOMAS F. MCDONOUGH, Secretary

October 28, 1996


--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the Trust the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                          SCUDDER STATE TAX FREE TRUST

                             TWO INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110
                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                                    Proposals

For Shareholders of all Funds:
(1)Election of Trustees                                                  page 2
(2)Ratification or rejection of independent accountants                  page 9
(3)Approval or disapproval of the amendment of the Trust's Amended and
        Restated Declaration of Trust                                    page 10
(4)Approval or disapproval of certain amendments and/or additions
        to certain investment restrictions                               page 12

For Shareholders of Scudder New York Tax Free Money Fund,
Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund:

(5)Approval or disapproval of new Investment Management
        Agreements                                                       page 21
--------------------------------------------------------------------------------

                                     General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder State Tax Free Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund (each a "Fund," collectively the "Funds") to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, MA 02110, on Tuesday, December 10, 1996 at 11:45 a.m., eastern time, and at any adjournments thereof.


This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card(s) are first being mailed to shareholders on or about October 28, 1996. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Funds at the principal executive office of the Funds, Two International Place, Boston, Massachusetts 02110) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Funds.


The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker "non-votes" are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) that require the approval of a plurality and majority, respectively, of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (3), (4) and (5) that require the approval of a specified percentage of the outstanding shares of each or all of the Funds or of such shares present at the Meeting.

Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Some of the proposals relate to the Trust of which the Funds are a part. In the case of proposals on behalf of the Trust, shares of all funds in the Trust will vote together. Holders of record of shares of beneficial interest of the Funds at the close of business on October 14, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments thereof.

Shares of the Funds outstanding on the Record Date were as follows:


Fund                                                          Shares
----                                                          ------
Scudder New York Tax Free Money Fund                        55,919,177
Scudder New York Tax Free Fund                              17,528,296
Scudder Massachusetts Tax Free Fund                         23,442,163
Scudder Massachusetts Limited Term Tax Free Fund             5,442,340
Scudder Ohio Tax Free Fund                                   6,563,562
Scudder Pennsylvania Tax Free Fund                           5,676,172



Each Fund provides periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund, without charge, by calling (800) 225-2470 or writing each Fund at P.O. Box 2291, Boston, Massachusetts 02107-2291.

                            (1) ELECTION OF TRUSTEES

Persons named in the accompanying proxy card(s) intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Trustees to replace such nominee. The Board of Trustees recommends that the shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees as a Trustee of the Trust. With the exception of E. Michael Brown, each of the nominees is now a Trustee of the Trust. Unless otherwise noted, each of the nominees has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity. For the purposes of this table the following abbreviations will apply:
Scudder New York Tax Free Money Fund ("NYTFM"), Scudder New York Tax Free Fund ("NYTF"), Scudder Massachusetts Tax Free Fund ("MTF"), Scudder Massachusetts Limited Term Tax Free Fund ("MLTTF"), Scudder Ohio Tax Free Fund ("OTF") and Scudder Pennsylvania Tax Free Fund ("PTF").


                         Present Office with the Trust, if
                          any; Principal Occupation or                         Shares
                        Employment and Directorships in    Year First      Beneficially
                                 Publicly Held              Became           Owned on            Percent of
   Name (Age)                      Companies               a Trustee      August 31, 1996(1)       Class
   ----------                      ---------               ---------      ------------------       -----
                                                                           Fund     Shares
                                                                           ----     ------

David S. Lee (62)*#    President;  Managing  Director  of    1983          NYTFM      10(2)       less than 1/4 of 1%
                       Scudder,  Stevens  & Clark,  Inc.;                  NYTF       14,619(3)   less than 1/4 of 1%
                       Trustee   Emeritus,   New  England                  MTF        8,776(4)    less than 1/4 of 1%
                       Medical Center.  Mr. Lee serves on                  MLTTF      0           less than 1/4 of 1%
                       the  boards  of an  additional  25                  OTF        0           less than 1/4 of 1%
                       funds managed by Scudder.                           PTF        0           less than 1/4 of 1%


Henry P. Becton, Jr.   President  and  General   Manager,    1990          NYTFM      1,001       less than 1/4 of 1%
(52)                   WGBH    Educational     Foundation                  NYTF       93          less than 1/4 of 1%
                       (public   television  and  radio);                  MTF        119         less than 1/4 of 1%
                       Director,   Becton  Dickinson  and                  MLTTF      117         less than 1/4 of 1%
                       Company;  The  Providence  Journal                  OTF        76          less than 1/4 of 1%
                       Company;  The Public  Broadcasting                  PTF        74          less than 1/4 of 1%
                       Service   and   several    private
                       companies.  Mr.  Becton  serves on
                       the  boards of an  additional  ten
                       funds managed by Scudder.


E. Michael Brown (56)* Managing   Director   of  Scudder,     --           NYTFM      0           less than 1/4 of 1%
                       Stevens & Clark,  Inc.  Mr.  Brown                  NYTF       0           less than 1/4 of 1%
                       serves   on  the   boards   of  an                  MTF        0           less than 1/4 of 1%
                       additional  three funds managed by                  MLTTF      0           less than 1/4 of 1%
                       Scudder.                                            OTF        0           less than 1/4 of 1%
                                                                           PTF        0           less than 1/4 of 1%

                                       3

                         Present Office with the Trust, if
                          any; Principal Occupation or                         Shares
                        Employment and Directorships in    Year First      Beneficially
                                 Publicly Held              Became           Owned on            Percent of
   Name (Age)                      Companies               a Trustee      August 31, 1996(1)       Class
   ----------                      ---------               ---------      ------------------       -----
                                                                           Fund     Shares
                                                                           ----     ------

Dawn-Marie Driscoll    Executive   Fellow,   Center   for    1987          NYTFM      525         less than 1/4 of 1%
(49)                   Business Ethics,  Bentley College;                  NYTF       49          less than 1/4 of 1%
                       President,   Driscoll  Associates;                  MTF        111         less than 1/4 of 1%
                       Director   of   several    private                  MLTTF      44          less than 1/4 of 1%
                       companies.   Prior  to  1990,  law                  OTF        40          less than 1/4 of 1%
                       partner  (Palmer & Dodge) and Vice                  PTF        39          less than 1/4 of 1%
                       President  of  Corporate   Affairs
                       and  General  Counsel,   Filene's.
                       Ms.  Driscoll serves on the boards
                       of   an   additional   ten   funds
                       managed by Scudder.


Peter B. Freeman (64)# Corporate  Director  and  Trustee;    1986          NYTFM      1,000       less than 1/4 of 1%
                       Trustee,     Eastern     Utilities                  NYTF       168         less than 1/4 of 1%
                       Associates    (electric    utility                  MTF        72          less than 1/4 of 1%
                       holding    company);     Director,                  MLTFF      83          less than 1/4 of 1%
                       Providence     Journal     Company                  OTF        0           less than 1/4 of 1%
                       (multi-media  company);  Director,                  PTF        0           less than 1/4 of 1%
                       AMICA    Life    Insurance    Co.;
                       Director,   AMICA   Insurance  Co.
                       Formerly   President   of   Fields
                       Point  Management  Co.  and Goelet
                       Estate  Co.  (private   investment
                       management     companies);     and
                       Chairman,  Rhode Island  School of
                       Design.  Mr. Freeman serves on the
                       boards of an  additional  21 funds
                       managed by Scudder.


Dudley H. Ladd (52)*   Managing   Director   of   Scudder    1987          NYTFM      0           less than 1/4 of 1%
                       Stevens  & Clark,  Inc.  Mr.  Ladd                  NYTF       0           less than 1/4 of 1%
                       serves   on  the   boards   of  an                  MTF        0           less than 1/4 of 1%
                       additional  nine funds  managed by                  MLTTF      0           less than 1/4 of 1%
                       Scudder.                                            OTF        0           less than 1/4 of 1%
                                                                           PTF        0           less than 1/4 of 1%



                                       4

                         Present Office with the Trust, if
                          any; Principal Occupation or                         Shares
                        Employment and Directorships in    Year First      Beneficially
                                 Publicly Held              Became           Owned on            Percent of
   Name (Age)                      Companies               a Trustee      August 31, 1996(1)       Class
   ----------                      ---------               ---------      ------------------       -----
                                                                           Fund     Shares
                                                                           ----     ------

Dr. Wesley W. Marple,  Professor  of Business  Education,    1983          NYTFM      0           less than 1/4 of 1%
Jr. (64)#              Northeastern University,  teaching                  NYTF       98          less than 1/4 of 1%
                       financial      management      and                  MTF        20,117      less than 1/4 of 1%
                       investment    banking;    Trustee,                  MLTTF      100         less than 1/4 of 1%
                       Eastern    Utilities    Associates                  OTF        76          less than 1/4 of 1%
                       (electric      utility     holding                  PTF        82          less than 1/4 of 1%
                       company).  Dr.  Marple  serves  on
                       the  boards of an  additional  ten
                       funds managed by Scudder.



Daniel Pierce (62)*#   Chairman    of   the   Board   and    1991          NYTFM      0           less than 1/4 of 1%
                       Managing   Director   of  Scudder,                  NYTF       0           less than 1/4 of 1%
                       Stevens & Clark,  Inc.;  Director,                  MTF        16,887(5)   less than 1/4 of 1%
                       Fiduciary  Trust Company (bank and                  MLTTF      28,008      less than 1/4 of 1%
                       trust   company)   and   Fiduciary                  OTF        4,368(6)    less than 1/4 of 1%
                       Company   incorporated  (bank  and                  PTF        0           less than 1/4 of 1%
                       trust company).  Mr. Pierce serves
                       on the boards of an  additional 47
                       funds managed by Scudder.


Jean C. Tempel (53)    General  Partner,  TL  Ventures (a    1994          NYTFM      5,007       less than 1/4 of 1%
                       venture  capital fund);  Director,                  NYTF       465         less than 1/4 of 1%
                       Cambridge   Technology   Partners,                  MTF        810         less than 1/4 of 1%
                       Inc.  (a  systems  integration  on                  MLTTF      927         less than 1/4 of 1%
                       client/server    platform    co.);                  OTF        381         less than 1/4 of 1%
                       Director,   Sonesta  International                  PTF        373         less than 1/4 of 1%
                       Hotels, Inc.; Director,  Centocor,
                       Inc.        (diagnostic        and
                       pharmaceutical       biotechnology
                       co.);  Director of several private
                       companies.    Prior    to    1993,
                       President       of       Safeguard
                       Scientifics,  Inc.  and  Executive
                       Vice     President    and    Chief
                       Operating  Officer  of The  Boston
                       Company.  Ms. Tempel serves on the
                       boards of an  additional  11 funds
                       managed by Scudder.


            All Trustees and Officers as a group           Percent of Class
            ------------------------------------           ----------------
            NYTFM                        173,385             Less than 1%
            NYTF                          15,492             Less than 1%
            MTF                           48,557             Less than 1%
            MLTTF                         29,279             Less than 1%
            OTF                            4,941             Less than 1%
            PTF                              568             Less than 1%



---------------------------

* Persons considered by the Trust and its counsel to be persons who are "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or of the Funds' investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser" or "Scudder"). Messrs. Lee, Brown, Ladd and Pierce are deemed to be "interested persons" because of their affiliation with the Funds' investment adviser, or because they are officers of the Funds or both.

# Messrs. Lee, Freeman, Marple and Pierce are members of the Executive Committee of the Trust.

(1)The information as to beneficial ownership is based on statements furnished to the Funds by the nominees and Trustees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)Mr. Lee's total shares in Scudder New York Tax Free Money Fund are held in fiduciary capacity as to which he shares investment and voting power.

(3)Mr. Lee's total shares in Scudder New York Tax Free Fund are held in fiduciary capacity as to which he shares investment and voting power.

(4)Mr. Lee's total shares in Scudder Massachusetts Tax Free Fund are held in fiduciary capacity as to which he shares investment and voting power.

(5)Mr. Pierce's total in Scudder Massachusetts Tax Free Fund includes 6,749 shares owned by members of his family and 8,603 shares held in a fiduciary capacity as to which he shares investment and voting power.

(6)Mr. Pierce's total shares in Scudder Ohio Tax Free Fund are held in a fiduciary capacity as to which he shares investment and voting power.

The Trustees and Officers of the Trust may also serve in similar capacities for other Funds managed by Scudder.

Scudder may be deemed to be the beneficial owner of shares in certain accounts for which Scudder acts as investment adviser, but Scudder disclaims any beneficial ownership in such shares as listed below:


                                                                                      Percentage of the
                                                                   Shares in the         outstanding
Fund                                                                  aggregate             shares
----                                                                  ---------             ------
Scudder New York Tax Free Money Fund                                   2,040,150             3.58%
Scudder New York Tax Free Fund                                         1,011,103             5.80%
Scudder Massachusetts Tax Free Fund                                    2,209,345             9.52%
Scudder Massachusetts Limited Term Tax Free Fund                         440,595             8.09%
Scudder Ohio Tax Free Fund                                               281,661             4.32%
Scudder Pennsylvania Tax Free Fund                                       678,590            11.98%

As of August 31, 1996, 2,251,898 shares in the aggregate. 9.71% of the outstanding shares of the Scudder Massachusetts Tax Free Fund, were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

As of August 31, 1996, 276,008 shares in the aggregate. 5.07% of the outstanding shares of the Scudder Massachusetts Limited Term Tax Free Fund, were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

To the best of the Trust's knowledge, as of August 31, 1996, no person owned beneficially more than 5% of any of the Fund's outstanding voting securities, except as stated above.

Responsibilities of the Board -- Board and Committee Meetings

The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Adviser. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee of Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


The Independent Trustees met 16 times during 1995, including Board and Committee meetings and meetings to review the Fund's contractual arrangements as described above. As a group, the Independent Trustees had a 98.75% attendance record for all such meetings.


Executive Officers

In addition to Mr. Lee, a Trustee who is also an Officer of the Trust, the following persons are Executive Officers of the Trust:


                                            Present Office with the Trust;              Year First Became
       Name (Age)                       Principal Occupation or Employment (1)           an Officer (2)
       ----------                       ----------------------------------               ----------
Donald C. Carleton (62)              Vice President; Managing Director of                     1987
                                     Scudder, Stevens & Clark, Inc.

Philip G. Condon (46)                Vice President; Managing Director of                     1995
                                     Scudder, Stevens & Clark, Inc.

Jerard K. Hartman (63)               Vice President; Managing Director of                     1986
                                     Scudder, Stevens & Clark, Inc.

Thomas W. Joseph (57)                Vice President; Principal of Scudder,                    1986
                                     Stevens & Clark, Inc.

Thomas F. McDonough (49)             Vice President and Secretary; Principal of               1984
                                     Scudder, Stevens & Clark, Inc.

Pamela A. McGrath (42)               Vice President and Treasurer; Managing                   1990
                                     Director of Scudder, Stevens & Clark, Inc.

Edward J. O'Connell (51)             Vice President and Assistant Treasurer;                  1990
                                     Principal of Scudder, Stevens & Clark, Inc.

Jeremy L. Ragus (44)                 Vice President; Principal of Scudder,                    1995
                                     Stevens & Clark, Inc.

Rebecca Wilson (34)                  Vice President; Assistant Vice President of              1995
                                     Scudder, Stevens & Clark, Inc.

Coleen Downs Dinneen (35)            Assistant Secretary; Vice President of                   1992
                                     Scudder, Stevens & Clark, Inc.


(1)Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2)The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office at the pleasure of the Trustees.

Compensation of Trustees

The Independent Trustees receive the following compensation from the Trust: an annual trustee's fee of $12,000; a fee of $300 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Funds and the Adviser or any Affiliate of the Adviser; $100 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustees for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement, or health insurance.

The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1995 from the Trust and from all Scudder Funds as a group.


                                  Scudder State Tax Free Trust*                All Scudder Funds
                                  -----------------------------                -----------------
Henry P. Becton, Jr.                     $ 15,800                       $  82,800           (15 funds**)
Dawn-Marie Driscoll                      $ 16,100                       $  92,800           (16 funds)
Peter B. Freeman                         $ 16,100                       $ 126,750           (26 funds***)
Wesley W. Marple, Jr.                    $ 16,100                       $  93,100           (15 funds**)
Jean C. Tempel                           $ 16,100                       $  92,200           (15 funds**)

* Scudder State Tax Free Fund consists of six mutual funds: Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Massachusetts Limited Term Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund.

** This amount does not include  membership  on the Board of Scudder  High Yield
   Bond Fund, which commenced operations on June 28, 1996.

***This  amount  does not  include  membership  on the  Board  of  Institutional
   International Equity Portfolio, which commenced operations on April 3, 1996.

Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of Scudder, which in turn receives an investment advisory fee from each Fund.

Required Vote

Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders vote in favor of each of the nominees.

                   (2) RATIFICATION OR REJECTION OF THE SELECTION OF
                  COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS


At a meeting held on August 13, 1996, all members of the Board of Trustees, including a majority of the Independent Trustees, selected Coopers & Lybrand L.L.P. as independent accountants for Scudder New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund for the fiscal year ending March 31, 1997, and Scudder Massachusetts Limited Term Tax Free Fund's independent accountants for the fiscal year ending October 31, 1997, to examine the Funds' books and accounts and to certify the Funds' financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


The  financial  statements  for the fiscal year ended March 31, 1996 for Scudder
New York Tax Free Money Fund, Scudder New York Tax Free Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund were audited by Coopers & Lybrand L.L.P. Scudder Massachusetts Limited Term Tax Free Fund's financial statements for the fiscal period ending

October 31, 1995 were also audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Funds' annual and semiannual reports.

Required Vote

Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P.
as independent accountants.

            (3) APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE TRUST'S AMENDED
                  AND RESTATED DECLARATION OF TRUST TO PROVIDE FOR THE
                   ESTABLISHMENT OF SEPARATE CLASSES OF SHARES AND TO
                   ALLOW THE TRUSTEES TO FIX THE MINIMUM ACCOUNT SIZE

The Trustees propose that the Trust's Amended and Restated Declaration of Trust be amended to permit the division of shares of beneficial interest of each Fund into separate classes, and to allow the Trustees to fix the minimum account size. The principal purpose of the proposed amendments is to give the Trustees additional flexibility to adapt to changing market conditions. If this proposal is approved, the Amended and Restated Declaration of Trust will be amended as shown in Exhibit A to this Proxy Statement.

Different Classes of Shares

The Trust, a Massachusetts business trust, has authorized capital consisting of an unlimited number of shares of beneficial interest of $.01 par value per share (the "Shares"). Under the Amended and Restated Declaration of Trust, as currently in effect, the Trustees have the authority to issue two or more series of Shares (each a "Series") and to designate the relative rights and preferences between the different Series. Thus under the current Amended and Restated Declaration of Trust, shareholders of each Series have an interest in a separate portfolio of assets, but all the shares are of one class and have equal rights as to voting, dividends and liquidations.

Division of the Shares into different classes (each a "Class") would permit Shares of different Classes to be distributed by different methods, and shareholders of different Classes might bear different expenses in connection with such methods of distribution. Shareholders of different Classes of a particular Series would continue to have an interest in the same portfolio of assets. For example, the Shares of one Class might be made available through an administrative agreement with a bank, while the Shares of another Class might continue to be available directly through Scudder Investor Services, Inc. (the "Distributor"). In such an instance, the bank might be compensated for its services through payment by the Fund of an administrative fee, which would be allocated only to the Shares of the Class available through the bank. Thus, shareholders who purchased their shares through the Distributor would not bear the expense of making Shares available through the bank. In the future, there may be other considerations which would make it advisable to divide shares into different Classes.

The Trustees have no present intention of taking the action necessary to effect the division of Shares into separate Classes, nor of changing the method of distribution of Shares of the Funds, although the Funds may take such action in the future without further shareholder approval. If the Shares were divided into Classes and it was proposed that one or more Classes bear expenses of an activity primarily intended to result in the sale of Shares, the vote of a majority of the outstanding voting securities of the affected Class or Classes would be required to approve a "Rule 12b-1 plan" to permit the bearing of such expenses.

Because allocation of expenses among different Classes could affect the calculation of net asset value per Share, the proposed amendment would also revise provisions of the Amended and Restated Declaration of Trust relating to such calculations. The proposed amendment would also state explicitly that a shareholder of a particular Series or Class thereof is not entitled to bring a derivative or class action on behalf of any other Series or Class (or shareholders of any other Series or Class) of the Trust.

No sales commission or load is charged to the investor on Shares sold through the Distributor. No 12b-1 plan is currently in effect and, accordingly, the Funds do not bear any of the expenses of distribution.

Minimum Account Size

If the value of a shareholder's account falls below the minimum size of $1,000 currently set forth in the Amended and Restated Declaration of Trust, the Trustees have the authority to cause that account to be redeemed and the proceeds sent to the shareholder. The proposed amendment to the Amended and Restated Declaration of Trust would permit the Trustees to fix the minimum account size without seeking shareholder approval of an amendment to the Amended and Restated Declaration of Trust.


The Trustees have determined that the cost to the Funds of servicing accounts above the current minimum account size outweighs the benefits to the Funds of such accounts, and they have determined that it is in the Funds' best interest to increase the minimum account size. Therefore, effective January 1, 1997, the initial investment and the minimum account balance will increase to $2,500 for regular accounts and $1,000 for fiduciary accounts such as IRAs. Such a change may decrease the amount of a Fund's assets.


Required Vote


Approval of the amendments to the Trust's Amended and Restated Declaration of Trust requires the affirmative vote of a majority of the outstanding voting securities of each Fund. If Proposal 3 is not approved by the shareholders with respect to the shares entitled to vote, the current Amended and Restated Declaration of Trust will continue in full force and effect for the time being pending consideration by the Trustees of such further action as they may deem to be in the best interest of the shareholders. The Board of Trustees recommends approval of the amendments to the Trust's Amended and Restated Declaration of Trust.

 (4) APPROVAL OR DISAPPROVAL OF THE AMENDMENT AND/OR ADDITION OF CERTAIN
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to each applicable Fund's fundamental investment restrictions. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and to bring each Fund's policies more in line with those of many other Scudder funds.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares.

Required Vote

Approval of each of these proposals requires the affirmative vote of a majority of the outstanding voting securities of each applicable Fund, which as used in this Proposal means, for each Fund (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy, whichever is less. The Trustees have considered various factors and believe that these proposals are in the best interests of each Fund's shareholders. If a proposal is not approved, that Fund's present fundamental investment restriction will remain in effect and a shareholder vote would be required before a Fund could engage in activities prohibited by a fundamental restriction.


The Trustees recommend that shareholders vote in favor of the amendment of each Fund's investment restrictions as described in Proposals 4A-4I below.


4A.Approval  Or  Disapproval  Of  Amendments  To  Each Of The  Following  Fund's
   Investment Restriction With Respect To Borrowing:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund


The Trustees are recommending that each preceding Fund's fundamental investment restriction relating to borrowing be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. Upon approval of this proposal, to conform to applicable state requirements, the Trustees will adopt a non-fundamental restriction which would permit a Fund to borrow only from banks and would limit borrowings to 5% of total assets taken at market value. Should state restrictions change, the Trustees would be able to change this non-fundamental policy without shareholder approval.

The current restriction states as follows for each Fund listed below:

     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder New York Tax Free Money Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

      "The Fund may not. . .

     borrow money except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities will be made while such borrowings exceed 5% of the Fund's assets (with regard to Scudder New York Tax Free Money Fund, the payment of interest on borrowing by the Fund will reduce income).

If this proposal is approved, the Trustees intend to replace this restriction for each of the Funds with the following fundamental investment restriction:

     "The Fund may not. . .

     borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

And each Fund would also adopt the following non-fundamental policy:

"The Fund may not. . .

     borrow money in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, borrow other than from banks or in connection with reverse repurchase agreements."

4B.Approval  Or  Disapproval  Of  Amendments  To  Each Of The  Following  Fund's
   Investment Restriction With Respect To Investments In Real Estate:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

The Trustees are recommending that each preceding Fund's fundamental investment restriction relating to investments in real estate be revised to grant a Fund the maximum flexibility in light of current regulatory requirements. The proposed policies are consistent with the equivalent policies of other funds managed by Scudder.

The current restriction states as follows for each Fund listed below:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund

"The Fund will not. . .

     purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices."

The current restriction states as follows for the Fund listed below:

     Scudder Pennsylvania Tax Free Fund

"The Fund will not. . .

     purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts."

The proposed amendments would provide maximum flexibility to invest in real estate related securities, as well as reserve for each Fund the freedom of action to hold and sell real estate acquired as a result of each Fund's ownership of securities.

The proposed amended fundamental investment restriction regarding real estate would read as follows for each of the Funds:

"The Fund may not. . .

     purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund (except for Scudder New York Tax Free Money Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities)."

To the extent each Fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. Finally, management of real estate, even on a temporary or emergency basis, requires different skills and experience than managing a pool of securities.

4C.Approval  Or  Disapproval  Of an  Addition  To Each Of The  Following  Fund's
   Investment Restriction With Respect To Investments In Commodities:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

In addition, each Fund will adopt a new fundamental policy to separately address the purchase of commodities. The new fundamental policy regarding commodities would read as follows for each of the Funds:

"The Fund may not. . .

     purchase or sell physical commodities or contracts relating to physical commodities."

The proposed new fundamental policy regarding commodities amends the restriction to refer exclusively to physical commodities, as distinguished, for example, from financial futures, so that transactions in what may technically be deemed to be commodities (such as certain financial futures contracts including interest rate futures and municipal bond interest rate futures contracts, derivatives contracts, and other similar instruments which may be developed in the future) would not be subject to the restriction. Each state specific fund, other than the Scudder Pennsylvania Tax Free Fund, currently has the authority to invest in futures contracts, including financial futures. The proposed new restriction would expand investment authority only for the Scudder Pennsylvania Tax Free Fund. It would also make each Fund's restrictions more precise and explicit. Each Fund has no current intention to invest in any new types of derivatives, although the amended restriction will provide greater flexibility to do so in the future as new types of derivatives are developed.

4D.Approval  Or  Disapproval  Of An  Amendment To Each Of The  Following  Fund's
   Investment Restriction Relating To Underwriting Securities:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

The Trustees are recommending that each preceding Fund's fundamental investment restriction relating to underwriting securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states for each Fund listed below that:

     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

"The Fund may not. . .

     act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting."

The current restriction states as follows for the Fund listed below:

     Scudder New York Tax Free Money Fund

"The Fund may not. . .

     act as underwriter of the securities issued by others, except to the extent that it may be deemed to be an underwriter in connection with the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting."

The proposed amended fundamental investment restriction would read as follows for each of the Funds:

"The Fund may not. . .

     act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund."

4E.Approval  Or  Disapproval  Of An  Amendment To Each Of The  Following  Fund's
   Investment Restriction With Respect To Making Loans By Purchasing Securities

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

The Trustees are recommending that each preceding Fund's fundamental investment restriction relating to making loans be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states for each Fund listed below that:

     Scudder Massachusetts Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

"The Fund may not. . .

     make loans to other persons, except to the extent that the purchase of debt obligations in accordance with its investment objective and policies and the entry into repurchase agreements may be deemed to be loans. The purchase of all of a publicly offered issue of debt obligations or all or a portion of non-publicly offered debt obligations may be deemed the making of a loan for this purpose, but, although not a policy which may be changed only by a vote of the shareholders, management expects that such securities would seldom exceed 25% of the net assets of the Fund."

The current restriction states as follows for the Fund listed below:

     Scudder New York Tax Free Money Fund

"The Fund may not. . .

     make loans to other persons, except to the extent that the purchase of debt obligations in accordance with its investment objective and policies and the entry into repurchase agreements may be deemed to be loans. The purchase of all of a publicly offered issue of debt obligations or all or a portion of non-publicly offered debt obligations may be deemed the making of a loan for this purpose, but, although not a policy which may be changed only by a vote of the shareholders, management expects that such securities would seldom exceed 25% of the net assets of the Fund. These securities are not expected to comprise a major portion of the Fund's investments."

The proposed amended fundamental investment restriction would read as follows for each of the Funds:

"The Fund may not. . .

     make loans to other persons, except (a) loans of portfolio securities,  and
     (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans."

4F.Approval  Or  Disapproval  Of An  Amendment To Each Of The  Following  Fund's
   Investment Restriction Regarding The Issuance Of Senior Securities:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

The Trustees are recommending that the fundamental investment restriction relating to the issuance of senior securities be clarified and rephrased consistent with the equivalent policies of other funds managed by Scudder. The proposed amendment would replace the current restriction, which states for each Fund listed below that:

     Scudder Massachusetts Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

"The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (2) and except for shares of any additional series which may be established by the Trustees."

The current restriction states as follows for the Fund listed below:

     Scudder New York Tax Free Money Fund

"The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (1) and except for shares of any additional series which may be established by the Trustees."

The current restriction states as follows for the Fund listed below:

     Scudder Massachusetts Limited Term Tax Free Fund

"The Fund may not. . .

     issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (2) and except for shares of any other series which may have been or may be hereafter established by the Trustees."

The Trustees propose that this policy be amended to read as follows for each of the Funds:

"The Fund may not. . .

     Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction."

4G.Approval  Or  Disapproval  Of  Amendments  To  Each Of The  Following  Fund's
   Investment Restriction With Respect To Concentration Of Its Assets:

     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

The Trustees are recommending that each of the preceding Fund's fundamental investment restriction with respect to concentration of its assets be revised to make it clear that a Fund may invest more than 25% of its total assets in the securities of agencies or instrumentalities of the U.S. government. The current restriction states as follows for each Fund listed below:

     Scudder New York Tax Free Money Fund
     Scudder Massachusetts Tax Free Fund
     Scudder Massachusetts Limited Term Tax Free Fund
     Scudder Ohio Tax Free Fund
     Scudder Pennsylvania Tax Free Fund

"The Fund may not. . .

     purchase (i) pollution control and industrial development bonds or (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry."

The current restriction states as follows for the Fund listed below:

     Scudder New York Tax Free Fund

"The Fund may not. . .

     purchase (a) private activity bonds, or (b) securities which are neither municipal obligations nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are related primarily to financing the activities of their parents)."

The  proposed  amended  fundamental  restriction,   which  makes  certain  other
clarifying changes, would read as follows for each of the Funds:

"The Fund may not. . .


     purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (and in the case of Scudder New York Tax Free Money Fund, in municipal obligations issued by governments or political subdivisions of governments, or in certificates of deposit or bankers' acceptances issued by domestic banks)."

Scudder recommended this amendment to the Trustees to make it clear that each Fund may invest in the securities of the agencies or instrumentalities of the U.S. government without regard to the 25% limit. Scudder believes that the current restriction does not prevent a Fund from investing in such securities without limit, because the government issuers, including agencies and instrumentalities of a governmental issuer, are not members of any industry. However, the proposed amendment is being made to avoid any ambiguity in the future, as well as to make that provision of the restriction consistent with the equivalent policies of other funds managed by Scudder. Because private activity bonds are considered representative of the industry in which the obligor is engaged, no explicit reference to private activity bonds is necessary. The omission in the amended policy of any reference to private activity bonds does not imply a change to the Fund's fundamental policy limiting to 25% its investments in issuers engaged in the same industry.


4H.Approval  Or  Disapproval  Of Amendments To The Following  Fund's  Investment
   Restriction With Respect To Diversification:

     Scudder New York Tax Free Money Fund


The Trustees are recommending that the preceding Fund's fundamental investment restriction with respect to diversification be modified to give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.


The SEC has proposed extensive changes to the principal rule governing the operations of money market funds--Rule 2a-7 ("Rule") under the 1940 Act. The Rule is intended to help assure that money market funds can maintain a stable net asset value. It contains extensive restrictions in addition to those concerning diversification, including quality and maturity standards.

The two current restrictions state as follows:

     "The Fund may not...

     with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and with respect to 100% of the value of the total assets of the Fund, the Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer;

     and

     with respect to 50% of the total assets of the Fund purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund."

The  proposed  amended  fundamental  restriction,  would read as follows for the
Fund:

     "The Fund may not...

     with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and with respect to 100% of the value of the total assets of the Fund, the Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer;

     and

     with respect to 50% of the total assets of the Fund purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time."


The Trustees have determined that it would be in the best interest of the Fund to operate in accordance with the Rule, as amended. The Trustees have also determined that the diversification standards of the Rule, rather than those stated above, should govern the activities of the Fund. The modification to the diversification policy will give the Fund greater flexibility to obtain commitments from third parties to assure that particular portfolio securities satisfy the Fund's credit, maturity and liquidity standards.

Scudder believes that the protections of the Rule, including its diversification and other requirements can fairly be characterized as stricter overall than what is otherwise required by the 1940 Act. The Rule is designed specifically for money market funds and imposes what is considered to be strict but appropriate regulation of those funds. The Rule should govern the operation of such funds to the extent that the specific Rule might conflict with the general diversification requirements applicable to all mutual funds regardless of investment objectives and policies. Therefore, a change in the Fund's diversification policy to be consistent with the Rule will provide the Fund with desirable flexibility (within the parameters of a very restrictive Rule), will permit the Fund to operate more effectively, and will be consistent with the investment objectives of the Fund and with the best interests of the Fund and its shareholders.

4I.  Approval   Or   Disapproval   Of  A   Change   To  The   Following   Fund's
     Subclassification From A Diversified To A Non-Diversified Investment Company Under The 1940 Act.

     Scudder New York Tax Free Fund


The Trustees are recommending that the preceding Fund's fundamental investment restriction regarding diversification be changed so that the Fund would be classified as a non-diversified investment company under the 1940 Act in order to provide greater flexibility in managing the Fund's portfolio.


The Fund is currently classified as a diversified investment company under the 1940 Act. As such, the Fund is subject to more restrictive limitations on the percentage of its assets that it may invest in the securities of individual issuers than is a non-diversified investment company. Because of its focus on New York tax-exempt investments, the Fund has a more limited number of investment options available to it than a fund that does not focus on investments from a single state. Consequently, the Fund may have substantially greater difficulty in adhering to 1940 Act diversification requirements than would a fund that does not focus on investments from a single state. The Trustees believe that the Fund's investment flexibility will increase, and performance could benefit, by changing the Fund's classification under the 1940 Act to non-diversified. Scudder currently anticipates any restructuring of the Fund's portfolio will occur gradually. Each of the other state specific funds, is already classified as "non-diversified."

Under the 1940 Act, a diversified investment company must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the investment company, and to not more than 10% of the outstanding voting securities of the issuer. A non-diversified investment company is not required to meet these restrictions.

The Fund would continue, however, to be subject to other, less restrictive diversification requirements in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). Under the Code, to qualify as a regulated investment company, the Fund generally must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

If the Fund becomes a non-diversified investment company under the 1940 Act, investment in the Fund may present greater risks to investors than an investment in a diversified investment company. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities, and the Fund's assumption of larger positions in the securities of a smaller number of issuers will affect the net asset value of the Fund's shares to a greater extent than that of a diversified investment company in the event of changes in the financial condition, or in the market's assessment, of the issuers.

If the shareholders of the Fund approve this proposal, the Fund's fundamental investment diversification policy would be amended to eliminate the 1940 Act diversification requirements, and would read as follows:

"The Registrant may not...


Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (a) more than 25% of the Registrant's total assets would then be invested in securities of any single issuer, or (b) 25% or more of the Registrant's total assets would then be invested in securities of issuers in any one industry or group of similar or related industries, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code.

     (5) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS FOR
                      SCUDDER NEW YORK TAX FREE MONEY FUND,
       SCUDDER MASSACHUSETTS TAX FREE FUND, SCUDDER OHIO TAX FREE FUND AND
                       SCUDDER PENNSYLVANIA TAX FREE FUND

Scudder acts as investment manager to Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund pursuant to Investment Advisory Agreements dated June 1, 1987 for each of the Funds (the "present Agreements") between the Trust on behalf of each Fund, and Scudder.

The Trustees recommend that shareholders approve the proposed Investment Management Agreements (the "proposed Agreements") in place of the present Agreements. At a meeting held on August 13, 1996 the Trustees, including the Independent Trustees, approved the terms of the proposed Agreements and their adoptions subject to approval by shareholders of the relevant Funds. The proposed and present Agreements are substantially the same, including the same fee schedule. Set forth below is a description of certain differences between the present Agreements and the proposed Agreements, as well as a description of those provisions which are the same under both the proposed and present Agreements. A form of a proposed Agreement is attached hereto as Exhibit B.

In approving the proposed Agreements and recommending their approval by shareholders, the Independent Trustees, considering the best interests of the shareholders of each Fund, took into account all such factors as they deemed relevant. Among such factors were the nature, quality and extent of the services furnished by Scudder to each Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve each Fund; the increased complexity of the securities market; the investment record of Scudder in managing each Fund; Scudder's profitability with respect to each Fund and the other investment companies managed by Scudder before marketing expenses paid by Scudder; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder's expenditures in developing worthwhile and innovative shareholder services for each of the Funds; improvements in the quality and scope of the shareholder services provided to each Fund's shareholders; the risks assumed by Scudder; the advantages and possible disadvantages to each Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser and from affiliates of Scudder serving as principal underwriter, transfer agent and fund accounting agent of each Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to each Fund; and various other factors.

Description of the Agreements

Under the present Agreements, Scudder regularly provides each Fund with investment research, advice and supervision and furnishes an investment program. Under the proposed Agreements, Scudder will provide each Fund with continuing investment management. Under both agreements, Scudder determines what securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to the Trust's Amended and Restated Declaration of

Trust, By-Laws, investment policies and restrictions, the 1940 Act, and such policies and instructions as the Trustees of the Trust may determine.

In addition to the provision of portfolio management services and the payment of each Fund's office rent, under the proposed Agreements Scudder will render significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and monitoring the performance of various third-party service providers to each Fund (such as the Funds' transfer and pricing agents, fund accounting agent, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters;
monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring each registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budgets; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for the payment of dividends and distributions and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trust's Board of Trustees. The Trustees believe it is desirable to include the responsibility for providing these services in the proposed Agreement.

Under both the proposed and the present Agreements, each Fund is responsible for other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; payment for portfolio pricing services to a pricing agent, if any; taxes and governmental fees; the fees and expenses of the transfer agent; and any other expenses, including clerical expenses, of issuance, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Independent Trustees; the cost of printing and distributing reports and notices to shareholders; and the fees and expenses of each Fund's custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto.


Under the proposed Agreements, details of Fund expenses have been included. Each Fund is responsible for maintenance of books and records which are not otherwise required to be maintained by the Funds' custodian or other agents of the Trust; telephone, facsimile, postage and other communications expenses; any dues incurred by a Fund in connection with membership in investment company trade organizations; payment for valuation services to pricing agents; costs of acquiring or disposing of any portfolio securities of a Fund; printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and Statements of Additional Information of each Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust and costs of shareholders' meetings and other expenses.

Under both Agreements, Scudder pays the compensation and expenses of officers and executive employees of each Fund affiliated with Scudder and makes available, without expense to each Fund, the services of such trustees, officers and employees as may be duly elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses of Trustees not affiliated with Scudder. The proposed Agreement also states that Scudder will pay each Fund's share of payroll taxes. The proposed Agreement also specifically provides that each Fund will pay the expenses, such as travel expenses, of Trustees and officers of the Trust who are directors, officers or employees of Scudder, to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof held outside Boston, Massachusetts or New York, New York. During the fiscal year ended March 31, 1996 for Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, no compensation, direct or otherwise (other than through fees paid to Scudder) was paid or became payable by any Fund to any of its officers or Trustees who were affiliated with Scudder.


The present Agreement provides that each Fund may use a name derived from the name "Scudder, Stevens & Clark, Inc.," only so long as such Agreement, or any extension, renewal or amendment thereof, remains in effect. The proposed Agreement provides that each Fund is granted a nonexclusive right and sublicense to use the "Scudder" name and mark as part of the Trust's name, and the Scudder Marks in connection with the Trust's investment products and services.

The proposed and present Agreements further provide that Scudder shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by each Fund in connection with matters to which such Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such Agreements.

In reviewing the terms of the proposed and present Agreements and in discussions with Scudder concerning such Agreements, the Independent Trustees have been represented, at each Fund's expense, by independent counsel, Ropes & Gray. Counsel for the Funds is Willkie Farr & Gallagher.


Both Agreements provide that Scudder be paid a monthly fee, payable in dollars, at an annual rate of 0.50 of 1% of Scudder New York Tax Free Money Fund's average daily net assets and 0.60% of 1% for each of Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund's average daily net assets. Scudder has agreed not to impose all or a portion of its management fee and to take other action, to the extent necessary to maintain the annualized expenses of Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund at not more than 0.60 of 1%, 0.50 of 1% and 0.50 of 1% of average daily net assets, respectively, until July 31, 1997. Under the proposed Agreements the Adviser shall be entitled to receive during any month such interim payments of the fee, not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the fiscal year ended March 31, 1996 for Scudder New York Tax Free Money Fund,

Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, Scudder did not impose its management fees amounting to $142,485, $314,079 and $308,030, respectively, and the fee imposed aggregated $134,788, $172,284 and $145,682, respectively.

If approved by the shareholders of each Fund, the proposed Agreements will become effective on the day following such approval and will remain in force until September 30, 1998, and the present Agreements will terminate. The proposed Agreements would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Trustees, or a majority of each Fund's outstanding voting securities, as defined below. The proposed Agreements may be terminated on 60 days' written notice, without penalty, by the Trustees, by the vote of the shareholders of a majority of each Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The current Agreements require annual approval of its continuance and contains the same termination provisions as the proposed Agreements.


Any or all of the present Agreements will continue in effect if this Proposal is not approved by the shareholders of a Fund. The present Agreements were last approved by the Trustees on August 13, 1996.

Required Vote

Approval of the proposed Agreements on behalf of Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund requires the affirmative vote of a majority of shareholders of each of the Fund's outstanding voting securities, which as used in this Proposal means (1) holders of more than 50% of the outstanding shares of each Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy, whichever is less. The Board of Trustees recommends that the shareholders of each Fund vote in favor of the approval of the proposed Agreements.

Investment Adviser

Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc. (the "Distributor"), Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, E. Michael Brown*, Nicholas Bratt#, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the

Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

In addition to acting as investment manager to individuals and other organizations, Scudder, or an affiliate, acts as investment adviser to numerous investment companies including the investment company listed below which is also an open-end investment company or mutual fund.


                                      Total Net Assets
                                            as of                       Management Compensation
                                      September 30, 1996             on an Annual Basis Based on the
               Name                     (000 omitted)               Value of Average Daily Net Assets
               ----                     -------------               ---------------------------------

Scudder California Tax Free Trust         $359,500         Scudder  California  Tax Free Fund:  0.625 of 1%;
                                                           0.60  of 1% on  net  assets  in  excess  of  $200
                                                           million.  Scudder California Tax Free Money Fund:
                                                           0.50 of 1%.


Trustees, officers and employees of Scudder from time to time may have transactions with various banks, including the Funds' custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each of the Funds. Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund each pay SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Scudder New York Tax Free Money Fund pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period ended March 31, 1996, the amount charged to Scudder New York Tax Free Money Fund, Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund by SFAC aggregated $30,000, $58,015, $36,000, and $36,000, respectively.

---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
0  101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 West Stetson,  Suite 5400, Chicago,  Illinois


Brokerage Commissions on Portfolio Transactions

To the maximum extent feasible Scudder places orders for portfolio transactions through the Distributor (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of each of the Funds with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from any Fund for this service. Allocation of portfolio transactions is supervised by Scudder. During the fiscal years ended October 31, 1995 and March 31, 1996, respectively, no brokerage commissions were paid by any of the Funds.

                             ADDITIONAL INFORMATION

Other Matters

The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous


Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Trust, personnel of Scudder or an agent of the Funds for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Funds. The Funds will reimburse banks, brokers and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 10, 1996, the persons named as appointed proxies on the enclosed proxy card(s) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.


                                               By Order of the Board of Trustees
Two International Place                        THOMAS F. MCDONOUGH
Boston, Massachusetts 02110                    Secretary

October 28, 1996

                                                                       EXHIBIT A

                      PROPOSED AMENDMENTS TO AMENDED AND RESTATED
                                  DECLARATION OF TRUST
              (ADDITIONS ARE SHOWN IN ITALICS; DELETIONS ARE CROSSED OUT)

                  Article I, Section 1.2, subsections (k), (m) and (r):

(k) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section
5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

(m) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

(r) "Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

                  Article V, Sections 5.1, 5.9 and 5.13:

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2; (iv) with respect to termination of the Trust as provided in Section 8.2; (v) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vii) with respect to incorporation of the Trust or any Series to the extent and as provided in Section 8.5; (viii) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 5.13. Class Designation. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

(a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

(b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

(c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

(d) The establishment and designation of any Class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                  Article VI, Section 6.6:

Section 6.6. Redemption of Shareholder's Interest. The Trust shall have the right at any time without prior notice to the shareholder to redeem Shares of any shareholder for their then current net asset value per Share if at such time the shareholder owns Shares having an aggregate net asset value of less than $1,000 an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

                  Article VII, Section 7.1:

Section 7.1. Net Asset Value. The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of the amortized cost of such securities in the case of money market securities, market value in the case of other securities, or by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the Trust or the Series shall be divided by the number of Shares or the Trust or such Series outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

                                                                       EXHIBIT B
                              Scudder State Tax Free Trust
                                Two International Place
                              Boston, Massachusetts 02110


                                                          _______________ , 1996

Scudder, Stevens & Clark, Inc.
345 Park Avenue
New York, New York 10154

                            Investment Management Agreement
                               Scudder _____________ Fund

Ladies and Gentlemen:

     Scudder State Tax Free Trust (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Amended and Restated Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $.01 per share, (the "Shares") into separate series, or funds, including Scudder _____________ Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

     1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration dated December 8, 1987, as amended to date.
(b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").
(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest dated December 9, 1987 relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and "Scudder, Stevens & Clark," trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

     3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities, the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the

Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you on the last day of each month the unpaid balance of a fee equal to the excess of (a) for Scudder Massachusetts Tax Free Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund, 1/12 of
 .60 of 1 percent of the average daily net assets as defined below of the Fund for such month, or (a)(i) for Scudder New York Tax Free Money Fund, 1/12 of .50 of 1 percent of the average daily net assets as defined below of the Fund for such month; over (b) the greater of (i) the amount by which the Fund's expenses exceed the lowest applicable expense limitation (as more fully described below) or (ii) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

     You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to the other expenses of the Fund, shall cause the aggregate expenses of the Fund to equal the maximum expenses under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Fund may be qualified for offer and sale. Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 6 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 6, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year. The words "lowest applicable expense limitation" shall be construed to result in the largest reduction of your compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit your fees if not required by an applicable statute or regulation referred to above in this section 6.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust.

     8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

     9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund and by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Scudder State Tax Free Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   Scudder State Tax Free Trust

                                   on behalf of Scudder _______________ Fund

                                   By:  ______________________________
                                        President



The foregoing Agreement is hereby accepted as of the date thereof.

                                   SCUDDER, STEVENS & CLARK, INC.

                                   By:   ______________________________
                                         Managing Director


PROXY                                        SCUDDER STATE TAX FREE TRUST                                         PROXY
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
                                   Special Meeting of Shareholders--December 10, 1996

     The undersigned hereby appoints Peter B. Freeman, David S. Lee and Dudley H. Ladd and each of them, the proxies for the  undersigned,  with the power of  substitution  to each of them, to vote all shares of Scudder State Tax Free Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders,  to be held at the offices of Scudder,
Stevens & Clark,  Inc.,  13th Floor,  Two  International  Place,  Boston,  MA 02110, on December 10, 1996 at 11:45 a.m.,
eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided,  the undersigned's vote will be cast FOR each item listed below.

1.   The election of Trustees; FOR all nominees listed below                      WITHHOLD
                               (except as marked to the contrary below) /__/      to vote for all nominees listed below  /__/

     Nominees:  David S. Lee, Henry P. Becton, Jr., E. Michael Brown,  Dawn-Marie Driscoll,  Peter B. Freeman, Dudley H.
     Ladd, Wesley W. Marple, Jr., Daniel Pierce and Jean C. Tempel

     (INSTRUCTION: To withhold authority to vote for any individual nominee, please strike a line through that nominee's name.)

2.   Ratification of the selection of Coopers & Lybrand as independent             FOR /__/  AGAINST /__/  ABSTAIN /__/
     accountants;

3.   To approve the amendment of the Trust's Amended and Restated Declaration of   FOR /__/  AGAINST /__/  ABSTAIN /__/
     Trust to provide for the establishment of separate classes of shares and to allow the Trustees to fix the minimum account size.



                                    Please continue voting and sign on reverse side
------------------------------------------------------------------------------------------------------------------------


4.   To approve the amendment of certain fundamental investment polices.           FOR each policy    FOR /__/  ABSTAIN /__/
                                                                                   listed below (except
                                                                                   as marked by crossing out)

Please cross out the number of any policy change(s) you do not wish to approve:    (4A)  (4B) (4C) (4D)  (4E) (4F)  (4G)  (4H)  (4I)


5.   To approve a new Investment  Management  Agreement  between each of Scudder   FOR /__/  AGAINST /__/  ABSTAIN /__/
     New York Tax Free Money Fund, Scudder  Massachusetts Tax Free Fund, Scudder
     Ohio Tax Free Fund and  Scudder  Pennsylvania  Tax Free  Fund and  Scudder,
     Stevens & Clark, Inc.

     To transact such other business as may properly come before the meeting or any adjournments thereof.


                                                                      ----------------------------------------
                                                                             (Signature of shareholder)


                                                                       ----------------------------------------
                                                                           (Signature of joint owner, if any)

                                                                       Date                            , 1996
                                                                           ----------------------------

                              PLEASE SIGN AND RETURN IN ENCLOSED POSTAGE-PREPAID ENVELOPE
